UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      October 27, 2004

R.H. DONNELLEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

1001 Winstead Drive, Cary, North Carolina	27513
(Address of Principal Executive Offices)	(Zip Code)

R.H. DONNELLEY INC.*

(Exact Name of Registrant as Specified in Charter)

Delaware	333-59287	36-2467635
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

1001 Winstead Drive, Cary, North Carolina	27513
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:      (919) 297-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communication pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4 © under the Exchange Act (17 CFR 240.13e-4 (c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15 (d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelly Inc is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15 (d) as a result of such notes. As of October 27, 2004, 100 shares of R. H. Donnelley Inc. common stock, no par value, were outstanding.

     This Current Report on Form 8-K (this “Form 8-K”) is being furnished by R.H. Donnelley Corporation (the “Company”) to disclose certain information in accordance with Regulation G (“Regulation G”) under the Securities Exchange Act of 1934 (the “1934 Act”), Item 10(e) of Regulation S-K (“Item 10”) under the 1934 Act, Item 2.02 of Current Report on Form 8-K (“Item 2.02”) and Item 7.01 of Current Report on Form 8-K (“Item 7.01” and, together with Regulation G, Item 10 and Item 2.02, collectively, the “Non-GAAP Disclosure Rules”). Under the Non-GAAP Disclosure Rules, among other things, if the Company publicly discloses any non-GAAP financial measure, the Company must also disclose: (1) the most comparable GAAP financial measure, with greater or equal prominence, (2) a quantitative reconciliation between the GAAP and non-GAAP financial measures, (3) why management believes the non-GAAP financial measure provides useful information to investors regarding the Company’s financial condition and results of operations, and (4) to the extent material, purposes for which management uses that non-GAAP financial measure. The Company presently intends to regularly publicly disclose several non-GAAP financial measures in some or all of the following: its quarterly earnings releases, its periodic SEC filings, and/or other public disclosure (collectively, “Disclosure Documents”). The purpose of this Form 8-K is to satisfy certain of the foregoing disclosure requirements pursuant to the Non-GAAP Disclosure Rules.

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

THE ACQUISITION

     On September 1, 2004, the Company completed its acquisition of the directory publishing business of SBC Communications, Inc. (“SBC”) in Illinois and Northwest Indiana, including SBC’ s interest in The DonTech II Partnership (“DonTech”) (collectively, the “Directory Business”), for $1.41 billion in cash, after working capital adjustments and the settlement of a $30 million liquidation preference owed to the Company related to DonTech. The acquisition was accounted for as a purchase business combination. Under the purchase method of accounting, the costs to acquire the Directory Business, including certain transaction costs, were allocated to the underlying net assets, including identifiable intangible assets, in proportion to their respective estimated fair values. Any excess of the purchase price over the estimated fair value of the net assets acquired, including identifiable intangible assets, was allocated to goodwill. While we do not anticipate significant changes to the fair value of net assets acquired, additional information could come to our attention that may require us to revise the purchase price allocation.

     Prior to the Directory Business acquisition, the Company published 260 revenue-generating Sprint Yellow Pages® directories in 18 states and, through DonTech, was the exclusive sales agent to sell yellow pages advertising for 129 SBC directories in Illinois and Northwest Indiana. In addition, the Company earned income from DonTech equal to its 50% interest in the net profits of DonTech and revenue participation income received directly from an affiliate of SBC. Following the Directory Business acquisition, the Company is now the publisher of 389 (260 Sprint-branded and 129 SBC-branded) yellow pages directories and directly records revenues and expenses in connection with the Directory Business.

REVENUE AND EXPENSE RECOGNITION

     As the result of the Directory Business acquisition, the Company now publishes 389 revenue-generating yellow pages directories. The Company recognizes revenue and certain direct costs related to the publication of these yellow pages directories under the deferral and amortization method. Under this method, revenue from advertising sales and costs directly related to the sales, printing and distribution are initially deferred and recognized ratably over the life of that directory, which is typically twelve months.

     The Company presently intends to disclose publication cycle advertising sales (“publication sales”) as its primary sales performance metric in its Disclosure Documents. Management will separately disclose publication sales for its Sprint-branded and SBC-branded directories. Publication sales represent the billable value of advertising sales in directories that published in the period regardless of when the advertising contracts for the directories were executed. Management believes that a comparison of publication sales for the same directories from one period to another gives the best indication of underlying recent sales trends because publication sales are not impacted by the “smoothing effect” that results from the deferral and amortization basis of revenue recognition. Publication sales also highlight seasonality that is masked by the deferral and amortization method of revenue recognition. Publication sales also represent more recent sales activities than the deferral and amortization method, indicating more timely information about sales performance. In addition to presenting this measure in its Disclosure Documents, the Company also utilizes publication sales to set targets, monitor, assess and reward sales performance, as well as comprising a portion of executive compensation.

     Publication sales is a non-GAAP financial measure for the Company. The most comparable GAAP financial measure is net revenue. Reconciliations between publication sales for the Sprint-branded and SBC-branded directories and net revenue reported in accordance with GAAP for the three and nine month periods ended September 30, 2004 are included in the Company’s Current Report on Form 8-K furnished to the SEC on October 27, 2004. Reconciliations for future periods will be included in the respective Disclosure Documents, and, in general, will be in a comparable format.

COMPARISONS BETWEEN 2004 RESULTS AND 2003 RESULTS

     Because of the Directory Business acquisition, the related financing and associated accounting, the Company’s GAAP results for the third and fourth quarters of 2004 and the first three quarters of 2005 will not be comparable to the Company’s GAAP results for the corresponding quarters in the prior periods and in future reports when referring to prior comparable periods. Accordingly, for the third and fourth quarters of 2004 and the first three quarters of 2005 in its Disclosure Documents for those periods (and year to date as applicable), the Company presently intends to disclose in its Disclosure Documents, in addition to 2003, 2004 and 2005 actual GAAP results, adjusted pro forma results, which will assume that the acquisition of the Directory Business occurred on January 1, 2003. These adjusted pro forma results give effect to the significant increase in interest expense due to the highly leveraged nature of the Company after such acquisition, the amortization of identifiable intangible assets, the fair value adjustment for deferred directory costs and, the elimination of (a) transactions between RHD and the acquired Directory Business as they would have been intercompany transactions, (b) the dividend on our redeemable convertible preferred stock (“Preferred Stock”), including the beneficial conversion feature (“BCF”) , and (c) the effects of purchase accounting adjustments. These adjustments are described below under the caption “Effects of Purchase Accounting Adjustments”. Management believes that these non-GAAP measures will help investors better and more easily compare current period adjusted pro forma results against what the combined company performance would likely have been in the comparable prior period. While the adjusted pro forma results reasonably represent results as if the two businesses had been combined for the full year 2003 and 2004, because of differences between current and historical accounting policies, management does not believe these statements are strictly comparable on a quarterly basis.

     A reconciliation between reported GAAP results and adjusted pro forma results for the three and nine-month periods ended September 30, 2004 is included in the Company’s Current Report on Form 8-K furnished to the SEC on October 27, 2004. Reconciliations disclosed in future periods will be included in the respective Disclosure Documents, and, in general, will be in a comparable format.

EFFECTS OF PURCHASE ACCOUNTING ADJUSTMENTS

     Deferred directory revenue of the acquired Directory Business at September 1, 2004 is not a liability of the acquirer and is therefore eliminated on our books. The deferred directory revenue of the acquired Directory Business at September 1, 2004 of $204.2 million represented the net of approximately $210.9 million of revenue and $6.7 million of allowances that in the absence of purchase accounting would have been recognized in 2004 and 2005 under the Company’s deferral and amortization revenue recognition method. Accordingly, the Company will never record revenue associated with directories that published prior to the acquisition (including all September 2004 publications). Although the deferred revenue balance was eliminated, the Company retained all the rights associated with the collection of amounts due under and contractual obligations under the advertising contracts executed prior to the Directory Business acquisition. As a result, the billed and unbilled accounts receivable balances of the acquired Directory Business remain assets of the Company.

     Deferred directory costs of the acquired Directory Business related to those directories published prior to the acquisition are not an asset of the acquirer and are therefore eliminated on our books. Deferred directory costs of the acquired Directory Business at September 1, 2004 was $207.7 million, of which $175.6 million represented costs of directories published prior to the acquisition that in the absence of purchase accounting would have been recognized as expense in 2004 and 2005 under the Company’s deferral and amortization method. Accordingly, the Company will never record that portion of the deferred expense associated with directories that published prior to the acquisition (including all September 2004 publications). The Company’s post-acquisition policy of deferring direct costs attributable to a directory is different than the policy followed by the acquired Directory Business prior to the acquisition. Specifically, the Company treats certain costs as period expenses that the acquired Directory Business previously deferred and amortized. These purchase accounting adjustments are non-recurring and have no future cash impact.

     The remaining $32.1 million of the acquired Directory Business’s deferred directory expense at September 1, 2004 related to directories that were scheduled to publish subsequent to the acquisition. Under purchase accounting rules, the Company recorded these costs at their fair value, determined as the estimated value of the published directory less the expected costs to complete that directory plus a normal profit margin. The fair value of these costs was determined to be $49.2 million higher than their carrying value of $32.1 million. Accordingly, the Company recorded $49.2 million of additional deferred directory costs as part of its purchase price allocation.

     The Company presently intends to disclose revenue and expense in its Disclosure Documents on both a GAAP basis and an adjusted pro forma basis, which is a non-GAAP financial measure. The adjusted pro forma results will exclude the purchase accounting impacts detailed above. Management believes that the presentation of these adjusted pro forma results will better reflect the underlying operating and financial results of the business in light of the non-recurring nature of the purchase accounting adjustments. Management also uses these adjusted pro forma results to set targets and monitor, assess and reward financial performance, as well as comprising a portion of executive compensation.

     A reconciliation between GAAP reported results and adjusted pro forma results, which are non-GAAP financial measures, for the three and nine month periods ended September 30, 2004 are included in the Company’s Current Report on Form 8-K furnished to the SEC on October 27, 2004. Reconciliations for future periods will be included in the respective Disclosure Documents, and, in general, will be in a comparable format.

UNDERLYING OPERATING PERFORMANCE, CASH FLOW AND DEBT SERVICE CAPABILITY

     To better communicate the Company’s underlying operating performance, its cash flows characteristics and its ability to service its significant debt, the Company presently intends to disclose pro forma Free Cash Flow and adjusted pro forma Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), after adjustments to eliminate the impact of purchase accounting described above. Both of these measures are non-GAAP financial measures. Pro forma Free Cash Flow is defined as cash flow from operations (calculated in accordance with GAAP after giving pro forma effect to the acquisition of the Directory Business) minus capital expenditures and software investment. Free Cash Flow and EBITDA are common measures presented by many public companies as a means to evaluate underlying operating performance and cash generation and to assess their respective debt service capabilities. Due to the highly leveraged nature of the Company at this time and the non-recurring purchase accounting impacts described above, the Company believes pro forma Free Cash Flow and adjusted pro forma EBITDA more accurately reflect the underlying results of operations and thus present more useful profitability, cash generation and debt service capacity information for investors. Management also uses adjusted pro forma EBITDA to set targets and monitor, assess and reward financial performance, as well as comprising a portion of executive compensation.

     The most comparable GAAP measure for pro forma Free Cash Flow is cash flow from operations. The most comparable GAAP measure for adjusted pro forma EBITDA is net income available to common shareholders. A reconciliation between net income available to common shareholders and adjusted pro forma EBITDA for the three and nine month periods ended September 30, 2004 is included in the Company’s Current Report on Form 8-K furnished to the SEC on October 27, 2004. Reconciliations between net income available to common shareholders and adjusted pro forma EBITDA for future periods will be included in the respective Disclosure Documents, and, in general, will be in a comparable format. A reconciliation between cash flow from operations and pro forma Free Cash Flow will be included in any Disclosure Document in which such non-GAAP measure is presented.

EARNINGS PER SHARE

     Basic earnings per common share (“EPS”) are generally calculated by dividing income available to common shareholders by the weighted average number of common shares outstanding. Net income available to common shareholders equals net income less dividends on the Preferred Stock. The amount of the Preferred Stock dividend includes the stated 8% dividend and a deemed dividend for a BCF of $5.5 million for the three months ended September 30, 2004 and $16.2 million for the nine months ended September 30, 2004. The BCF is a function of the conversion price of the Preferred Stock, the fair value of the warrants and the fair market value of the underlying common stock on the date of issuance.

     Because the Preferred Stock contains certain Common Stock dividend participation rights, EITF Issue No. 03-6, Participating Securities and the Two Class-Method under FASB Statement 128 (“EITF 03-6”) requires earnings available to common shareholders for the period, after deduction of preferred stock dividends, to be allocated between the common and preferred shareholders based on their respective rights to receive dividends. Basic EPS is then calculated by dividing income allocable to common shareholders by the weighted average number of shares outstanding. Diluted EPS are calculated by dividing income allocable to common shareholders by the weighted average common shares outstanding plus dilutive potential common stock. Potential common stock includes stock options and warrants, the dilutive effect of which is calculated using the treasury stock method, and Preferred Stock, the potential dilutive effect of which is calculated using the if-converted method.

     The Company presently intends to disclose adjusted pro forma EPS in its Disclosure Documents, a non-GAAP financial measure for which EPS calculated in accordance with the two-class method represents the most comparable GAAP measure. Adjusted pro forma EPS excludes from GAAP EPS the impact of purchase accounting and the total dividend (including BCF) on the Preferred Stock. Adjusted pro forma EPS per share also assumes that the Preferred Stock is converted to common stock at the beginning of the period, thus increasing the basic and diluted weighted average shares outstanding calculated in accordance with GAAP.

     Due to the highly leveraged nature of the Company at this time and the highly dilutive impact of the two-class method, the Company believes this non-GAAP measure more accurately reflects the underlying results of operations and thus presents more useful profitability information for investors. Management also uses adjusted pro forma EPS to set targets and monitor, assess and reward financial performance, as well as comprising a portion of executive compensation.

     A reconciliation between GAAP diluted EPS and adjusted pro forma EPS for the three and nine month periods ended September 30, 2004 are included in the Company’s Current Report on Form 8-K furnished to the SEC on October 27, 2004. Reconciliations for future periods will be included in the respective Disclosure Documents, and, in general, will be in a comparable format.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION

By:	/s/ ROBERT J. BUSH

Name: Robert J. Bush
Title: Vice President and General Counsel

Date: October 27, 2004

R.H. DONNELLEY INC

By:	/s/ ROBERT J. BUSH

Name: Robert J. Bush
Title: Vice President and General Counsel

Date: October 27, 2004